SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[ ]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12


                       MOTORCAR PARTS & ACCESSORIES, INC.
          -----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          -----------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      __________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________________


      (4)   Proposed maximum aggregate value of transaction:

      __________________________________________________________________________


      (5)   Total fee paid:

      __________________________________________________________________________


[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      __________________________________________________________________________


      (2)   Form, Schedule or Registration Statement No.:

      __________________________________________________________________________


      (3)   Filing Party:

      __________________________________________________________________________


      (4)   Date Filed:

      __________________________________________________________________________

                       MOTORCAR PARTS & ACCESSORIES, INC.
                              2727 MARICOPA STREET
                           TORRANCE, CALIFORNIA 90503


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 9, 1998

To the Shareholders of Motorcar Parts & Accessories, Inc.:

            NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Meeting") of Motorcar Parts & Accessories, Inc. (the "Company") will be held at The Penn Club, 30 West 44th Street, New York, New York, on Wednesday, September 9, 1998 at 10:30 A.M., New York City time, to consider and act upon the following matters:

(1)   The election of seven directors;

(2) The approval of a series of proposed amendments to the Company's By-Laws to:

      (a) Classify the Board of Directors into three classes, each of which, after a transitional arrangement, will serve for three years, with one class being elected each year;

      (b) Provide that directors may be removed only for cause and only (i) with the approval of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, or (ii) with the approval of a majority of the entire Board of Directors; and

      (c) Provide that the shareholder vote required to amend or repeal the foregoing provisions of the By-Laws, or to adopt any provision inconsistent therewith, shall be 66 2/3% of the voting power of the Company entitled to vote generally in the election of directors;

(3)   The approval of an amendment to the Company's 1994 Stock Option Plan;

(4) The ratification and approval of the appointment of Richard A. Eisner & Company, LLP as the Company's independent certified public accountant for the fiscal year ending March 31, 1999; and

(5) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

            Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

            The close of business on July 24, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                           By Order of the Board of Directors,

                                                    GARY J. SIMON
                                                     Secretary

Torrance, California
July 29, 1998

--------------------------------------------------------------------------------
It is important that your shares be represented at the Meeting. Each shareholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.
--------------------------------------------------------------------------------

                       MOTORCAR PARTS & ACCESSORIES, INC.
                              2727 MARICOPA STREET
                           TORRANCE, CALIFORNIA 90503



                                 PROXY STATEMENT



            This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of Motorcar Parts & Accessories, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1998 Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, September 9, 1998, at 10:30 A.M., New York City time, at The Penn Club, 30 West 44th Street, New York, New York and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is July 29, 1998.

            Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

            A Proxy may be revoked by a shareholder at any time before its exercise by filing with Gary J. Simon, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.


            The close of business on July 24, 1998 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 6,433,455 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.


            The holders of a majority of the votes of shares entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


            At the Meeting, shareholders will elect a total of seven directors. Subject to adoption by the shareholders of Proposal 2, below, the By-Laws of the Company shall provide that the Board of Directors will be divided into three classes, with the term of office of the first class to expire at the 1999 Annual Meeting of Shareholders, the term of office of the second class to expire at the 2000 Annual Meeting of Shareholders and the term of office of the third class to expire at the 2001 Annual Meeting of Shareholders. See "Proposal 2 : Approval of Proposed Amendments to the Company's By-Laws Relating to the Board of Directors and Other Matters." If Proposal 2 is not adopted, each of the seven directors elected shall serve until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualified. Shares represented by valid proxies in the accompanying form will be voted for the election of all of the directors and nominees named below, unless a contrary direction is indicated. Should any director or nominee named below become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.


            Unless otherwise indicated, the persons named in the Proxy intend to cast all Proxies received for the election of Mel Marks, Richard Marks, Karen Brenner, Selwyn Joffe, Mel Moskowitz, Murray Rosenzweig and Gary J. Simon to serve as directors upon their nomination at the Meeting. Each of the aforementioned individuals has advised the Company of his or her willingness to serve as a director of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

            The directors, nominees and executive officers of the Company, their ages and present positions with the Company, are as follows:

      NAME                        AGE         POSITION WITH THE COMPANY

      Mel Marks                   71          Chairman of the Board of Directors
                                              and Chief Executive Officer

      Richard Marks               46          President, Chief Operating Officer
                                              and Director

      Karen Brenner               42          Director

      Selwyn Joffe*               41          Director

      Mel Moskowitz*              65          Director

      Murray Rosenzweig*          74          Director

      Gary J. Simon               41          Secretary and Director

      Steven Kratz                43          Vice President - Operations

      Peter Bromberg              34          Chief Financial Officer and
                                              Assistant Secretary
-----------
*     Member of Audit and Compensation Committees

INFORMATION ABOUT DIRECTORS AND NOMINEES

            The following is a brief summary of the background of each director and nominee:

            MEL MARKS founded the Company in 1968. Mr. Marks has served as the Company's Chairman of the Board of Directors and Chief Executive Officer since that time. Prior to founding the Company, Mr. Marks was employed for over twenty years by Beck/Arnley-Worldparts, a division of Echlin, Inc. (one of the largest importers and distributors of parts for imported cars), where he served as Vice President. Mr. Marks is based in the Company's New York office. If Proposal 2 is adopted and he is elected as director, he will be in the third class of the Board of Directors and his term of office shall expire at the 2001 Annual Meeting of Shareholders.

            RICHARD MARKS joined the Company in 1979. Mr. Marks has served as the Company's Vice President of Sales and, since 1987, its President and Chief Operating Officer. He has served as a director of the Company since 1979. Mr. Marks is based in the Company's Torrance office. Mr. Marks is the son of Mel Marks. If Proposal 2 is adopted and he is elected as director, he will be in the second class of the Board of Directors and his term of office shall expire at the 2000 Annual Meeting of Shareholders.

            KAREN BRENNER has served as director of the Company since September 1997 and as Director of Financial Planning of the Company since October 1997. From 1991 to 1998, Ms. Brenner was a Managing Director of Noel Group, Inc., a company holding diversified interests in various businesses, including Lincoln Snacks Company and Carlyle Industries, Inc., as discussed below. From 1994 to 1998, Ms. Brenner served as Chairman and Chief Executive Officer of Lincoln Snacks, a manufacturer and marketer of snack foods, and had served as a director of Lincoln Snacks from its inception to 1998. Ms. Brenner was formerly Chairman of the Board of Swiss Army Brands. From 1996 to 1998, Ms. Brenner served as Chairman of Carlyle which, with its subsidiaries, distributes home sewing and craft products. Ms. Brenner currently is a director of On Assignment, Inc., a nationwide provider of science professionals on temporary assignments to laboratories in the biotechnology, environmental, chemical, pharmaceutical, food and beverage and petrochemical industries, and is a member of the Board of Trustees of Prep for Prep, a charitable organization dedicated to providing preparatory education to disadvantaged children. She also serves as a trustee of the City Parks Foundation of New York. If Proposal 2 is adopted and she is elected as director, she will be in the third class of the Board of Directors and her term of office shall expire at the 2001 Annual Meeting of Shareholders.

            SELWYN JOFFE has served as a director of the Company since June 1994. Since September 1995, Mr. Joffe also has served as a consultant to the Company. From 1989 until June 1996, Mr. Joffe served as President and Chief Executive Officer of Wolfgang Puck Food Company, LP, which owns and operates restaurants. Since June 1996, Mr. Joffe has been the Chief Executive Officer of Eatertainment LLC, which is in the food and restaurant business. If Proposal 2 is adopted and he is elected as director, he will be in the second class of the Board of Directors and his term of office shall expire at the 2000 Annual Meeting of Shareholders.

            MEL MOSKOWITZ has served as a director of the Company since February 1994. In 1957, he founded and, until 1989, served as the President and Chief Executive Officer of Rodi Automotive, Inc., a company engaged in the automotive parts distribution business. Since that time, Mr. Moskowitz has acted as a private investor. If Proposal 2 is adopted and he is elected as director, he will be in the first class of the Board of Directors and his term of office shall expire at the 1999 Annual Meeting of Shareholders.

            MURRAY ROSENZWEIG, a certified public accountant, has served as a director of the Company since February 1994. Since 1973, Mr. Rosenzweig has been the President and Chief Executive Officer of Linden Maintenance Corp., which operates a large fleet of taxicabs in New York City. If Proposal 2 is adopted and he is elected as director, he will be in the first class of the Board of Directors and his term of office shall expire at the 1999 Annual Meeting of Shareholders.

            GARY J. SIMON has served as a director of the Company since September 1997 and has been the Secretary of the Company since August 1995. Mr. Simon has been a partner in the law firm of Parker Chapin Flattau & Klimpl, LLP, since 1993. If Proposal 2 is adopted and he is elected as director, he will be in the third class of the Board of Directors and his term of office shall expire at the 2001 Annual Meeting of Shareholders.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

            The following is a brief summary of the background of each executive officer of the Company who is not also a director of the Company:

            STEVEN KRATZ has been employed by the Company since 1988. Before joining the Company, he was General Manager of GKN Products Company, a division of Beck/Arnley-Worldparts. As Vice President - Operations, Mr. Kratz heads the Company's research and development efforts and manages production, inventory planning and engineering.

            PETER BROMBERG, a certified public accountant, has been the Company's Chief Financial Officer since March 1994. Prior thereto, he was an accountant in the New York City firm of Kraft Haiken & Bell, certified public accountants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended March 31, 1998, there were no late or delinquent filings except that Steven Kratz inadvertently did not timely file two reports concerning stock option exercises and Mel Marks inadvertently did not timely file one report concerning a gift of Common Stock in October 1996.

COMMITTEES

            During the fiscal year ended March 31, 1998, the Company's Board of Directors held four meetings and took action by written consent on three occasions. Each incumbent director attended each meeting of the Board of Directors that occurred during his directorship in fiscal 1998.

            The Company has an Audit Committee of the Board of Directors. The function of the Audit Committee is to oversee the auditing procedures of the Company, receive and accept the reports of the Company's independent certified public accountants, oversee the Company's internal systems of accounting and management controls and make recommendations to the Board of Directors as to the selection and appointment of the auditors for the Company. The Audit Committee met once during fiscal 1998. The Company also has a Compensation Committee of the Board of Directors. The function of the Compensation Committee is to make relevant compensation decisions of the Company and address such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee took action by unanimous written consent on two occasions during fiscal 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The members of the Compensation Committee during fiscal 1998 were Messrs. Joffe, Moskowitz and Rosenzweig. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PERFORMANCE GRAPH

            The following graph compares the cumulative return to holders of Common Stock from the date of the Company's initial public offering on March 23, 1994 to March 31, 1994 and for the four fiscal years ended March 31, 1998 with the National Association of Securities Dealers Automated Quotation ("NASDAQ") Market Index and a peer group index of five competing companies for the same period. The comparison assumes $100 was invested at the close of business on March 23, 1994 in the Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the periods.





                               [GRAPHIC OMITTED]

                TOTAL SHAREHOLDER RETURNS - DIVIDENDS REINVESTED


                            ANNUAL RETURN PERCENTAGE


                                                 YEAR ENDED MARCH 31,
                                     -------------------------------------------
COMPANY\INDEX                        1994(1)    1995     1996     1997     1998
--------------                       -------   ------   ------   ------   ------

Motorcar Parts & Accessories, Inc...  41.67     14.71    61.54   -10.32    26.10
NASDAQ..............................  -6.84     11.27    35.74    10.92    63.25
Peer Group..........................  -6.93     -2.35    15.10    -1.47    68.10


                                 INDEXED RETURNS


                                        Base Period             YEAR ENDED MARCH 31,
                                                         ------------------------------------
COMPANY\INDEX                         MARCH 23, 1994     1994    1995    1996    1997    1998
-------------                         --------------     ----    ----    ----    ----    ----
Motorcar Parts & Accessories, Inc.....      100         141.67  162.50  262.51  235.42  296.87
NASDAQ................................      100          93.16  103.66  140.71  156.08  254.80
Peer Group............................      100          93.07   90.88  104.61  103.07  173.26


PEER GROUP POPULATION:
----------------------
Arrow Automotive Industries, Inc.
Dana Corporation
Echlin Inc.
The Standard Products Company
Superior Industries International, Inc.

------------------
(1) From the date of the Company's initial public offering, at a price per share of $6.00, on March 23, 1994.

COMPENSATION COMMITTEE REPORT

            Overview and Philosophy
            -----------------------

            The Compensation Committee of the Board of Directors is composed of three directors, none of whom is an employee of the Company. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

            The objectives of the Company's executive compensation program are to:

                  *     Support the achievement of desired Company performance.
                  *     Provide   compensation  that  will  attract  and  retain
                        superior talent and reward performance.

            The executive compensation program provides an overall level of compensation that is competitive within the automotive remanufacturing industry, as well as with a broader group of companies of comparable size and complexity.

            Executive Officer Compensation Program
            --------------------------------------

            The Company's executive officer compensation program is comprised of base salary, bonus and long-term incentive compensation in the form of stock options and various benefits, including medical plans and deferred compensation arrangements.

            Base Salary. Base salary levels for the Company's executive officers are competitively set relative to companies in comparable manufacturing industries. In addition, the Committee has reviewed an independent report in assessing comparable executive compensation arrangements. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company. The Committee considered each of these factors in fiscal 1998 in approving the salary increases for certain of the Company's executive officers, including Mel Marks, although Mel Marks' salary increase was in conjunction with the elimination in his employment agreement of his entitlement to a discretionary bonus in the same amount as such salary increase.

            Bonus. Executive officers, including Mel Marks, and certain key employees participate in the Executive and Key Employee Incentive Bonus Plan under which bonuses may be awarded, provided earnings before interest and taxes, exclusive of extraordinary items, of a fiscal year exceed such earnings for the prior fiscal year by at least 20%. Under the bonus plan, participants are grouped into four classes, with each class having a different range of bonus payments for achieving specified targets of such earnings. The maximum bonus payments, payable in the event that such earnings for a fiscal year exceed such earnings for the prior fiscal year by 40%, range among the groups from 27% to 50% of base salary.

            Stock Option Program. The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees), consultants and directors.

            Deferred Compensation. The Company contributes on behalf of each participating executive officer $.50 on each dollar, up to six percent of such executive officer's annual salary and bonus, to the Company's non-qualified deferred compensation plan.

            Benefits. The Company provides to executive officers medical benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed ten percent of salary for fiscal 1998.

                                           Selwyn Joffe
                                           Mel Moskowitz
                                           Murray Rosenzweig

                                           Members of the Compensation Committee

COMPENSATION OF DIRECTORS

            Each of the Company's non-employee directors receives annual compensation of $10,000, is paid a fee of $2,000 for each meeting of the Board of Directors attended and $500 for each meeting of a Committee of the Board of Directors attended and is reimbursed for reasonable out-of-pocket expenses in connection therewith.

            The Company's 1994 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") provides that each non-employee director of the Company will be granted thereunder ten-year options to purchase 1,500 shares of Common Stock upon his or her initial election as a director, which options are fully exercisable on the first anniversary of the date of grant. The exercise price of the option will be equal to the fair market value of the Common Stock on the date of grant. The Non-Employee Director Plan was adopted by the Board of Directors on October 1, 1994, and by the shareholders in August 1995, in order to attract, retain and provide incentive to directors who are not employees of the Company. The Board of Directors does not have authority, discretion or power to select participants who will receive options pursuant to the Non-Employee Director Plan, to set the number of shares of Common Stock to be covered by each option, to set the exercise price or period within which the options may be exercised or to alter other terms and conditions specified in such plan. To date, options to purchase 4,500 shares of Common Stock, at an exercise price of $8.125 per share, and options to purchase 3,000 shares of Common Stock, at an exercise price of $19.125 per share, have been granted under the Non-Employee Director Plan, none of which has been exercised.

            In addition, the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan") provides that each non-employee director of the Company receive formula grants of stock options as described below. Each person who served as a non-employee director of the Company during all or part of a fiscal year (the "Fiscal Year") of the Company, including March 31 of that Fiscal Year, will receive on the immediately following April 30 (the "Award Date"), as compensation for services rendered in that Fiscal Year, an award under the 1994 Stock Option Plan of immediately exercisable ten-year options to purchase 1,500 shares of Common Stock (a "Full Award") at an exercise price equal to the fair market value of the Common Stock on the Award Date. Each non-employee director who served during less than all of the Fiscal Year is awarded one-twelfth of a Full Award for each month or portion thereof that he or she served as a non-employee director of the Company. As formula grants under the 1994 Stock Option Plan, the foregoing grants of options to directors are not subject to the determinations of the Board of Directors or the Compensation Committee.

            In October 1997, Karen Brenner, a director of the Company, entered into a two-year employment agreement with the Company pursuant to which she serves as Director of Financial Planning. The agreement provides that Ms. Brenner receive, as compensation for her services thereunder, an annual salary of $78,000, ten-year options to purchase 30,000 shares of Common Stock exercisable as to one-half of such shares commencing on each of the date of grant and the first anniversary thereof and having an exercise price per share equal to the fair market value of the Common Stock on the date of grant, and bonuses in the event of certain acquisition or disposition transactions by the Company.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT



            The following table sets forth, as of July 6, 1998, certain information as to the Common Stock ownership of each of the Company's directors and nominees for director, each of the officers included in the Summary Compensation Table below, all executive officers and directors as a group and all persons known by the Company to be the beneficial owners of more than five percent of the Company's Common Stock.



                                                  Amount and Nature
Name and Address                                    of Beneficial       Percent
of Beneficial Shareholder                           Ownership(1)        of Class
-------------------------                           ------------        --------

Mel Marks                                              649,431            10.1%
   c/o Motorcar Parts & Accessories, Inc.
   2727 Maricopa Street
   Torrance, CA 90503

Richard Marks                                          436,176(2)          6.7%
   c/o Motorcar Parts & Accessories, Inc.
   2727 Maricopa Street
   Torrance, CA 90503

Gary J. Simon                                          256,089(3)          4.0%
   c/o Parker Chapin Flattau & Klimpl, LLP
   1211 Avenue of the Americas
   New York, NY 10036

Steven Kratz                                            55,000(4)          (12)
   c/o Motorcar Parts & Accessories, Inc.
   2727 Maricopa Street
   Torrance,  CA 90503

Selwyn Joffe                                            42,250(5)          (12)
   c/o Eatertainment LLC
   8619 Sunset Boulevard
   Los Angeles, CA 90069

Peter Bromberg                                          33,400(6)          (12)
   c/o Motorcar Parts & Accessories, Inc.
   2727 Maricopa Street
   Torrance,  CA 90503

Murray Rosenzweig                                       20,500(7)          (12)
   24 Northwood Lane
   Boynton Beach, FL 33436

                                                  Amount and Nature
Name and Address                                    of Beneficial       Percent
of Beneficial Shareholder                           Ownership(1)        of Class
-------------------------                           ------------        --------

Karen Brenner                                           16,500(8)          (12)
   50 East 77th Street, Apt. 15A
   New York, NY 10021

Mel Moskowitz                                            9,500(7)          (12)
   6963 Queen Ferry Circle
   Boca Raton, FL 33496

Palisade Capital Management, L.L.C                     511,000(9)          7.9%
   One Bridge Plaza, Suite 695
   Fort Lee, NJ 07024

The Goldman Sachs Group, L.P.                          417,600(10)         6.5%
 Goldman, Sachs & Co.
   85 Broad Street
   New York, NY 10004

Directors and executive                              1,375,989(11)        20.7%
   officers as a group (9 persons)

-----------------

(1) The listed shareholders, unless otherwise indicated in the footnotes below, have direct ownership over the amount of shares indicated in the table.

(2) Includes 50,000 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan, 142,857 shares held by The Richard Marks Trust, of which Richard Marks is a Trustee and a beneficiary, 4,750 shares held by Mr. Marks' wife and 10,255 shares held by his son.

(3) Gary J. Simon, by virtue of his shared voting and dispositive power as a Trustee over the shares held by both The Richard Marks Trust and The Debra Schwartz Trust, may be deemed the beneficial owner of a total of 250,714 shares, representing the aggregate share holdings of the trusts. Includes 875 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan and 1,500 shares issuable upon exercise of options exercisable commencing September 3, 1998 granted under the Non-Employee Director Plan.

(4) Represents 35,000 shares issuable upon exercise of currently exercisable options and 20,000 shares issuable upon exercise of options exercisable commencing September 1, 1998 granted under the 1994 Stock Option Plan.

(5) Represents 25,750 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan, 15,000 shares issuable upon exercise of currently exercisable options granted under the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") and 1,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan.

(6) Includes 32,500 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan.

(7) Includes 6,000 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan and 1,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan.

(8) Includes 15,000 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan and 1,500 shares issuable upon exercise of options exercisable commencing September 3, 1998 granted under the Non-Employee Director Plan.

(9) The amount and nature of beneficial ownership of these shares by Palisade Capital Management, L.L.C. is based solely on the Schedule 13G filings, as submitted to the Company, of Palisade Capital Management, L.L.C. The Company's Board of Directors has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G filings, but has no reason to believe that such information is not complete or accurate.

(10) The amount and nature of beneficial ownership of these shares by The Goldman Sachs Group, L.P. and Goldman, Sachs & Co. is based solely on the
      Schedule 13G filings, as submitted to the Company, of each of The Goldman Sachs Group, L.P. and Goldman, Sachs & Co. The Company's Board of Directors has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G filings, but has no reason to believe that such information is not complete or accurate.

(11) Includes 171,125 shares issuable upon exercise of currently exercisable options granted under the 1994 Stock Option Plan, 20,000 shares issuable upon exercise of options exercisable commencing September 1, 1998 granted under the 1994 Stock Option Plan, 15,000 shares issuable upon exercise of currently exercisable options granted under the 1996 Stock Option Plan, and 4,500 shares issuable upon exercise of currently exercisable options granted under the Non-Employee Director Plan and 3,000 shares issuable upon exercise of options exercisable commencing September 3, 1998 granted under the Non-Employee Director Plan.

(12)  Less than 1%.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

            The following table sets forth information concerning the annual compensation of the Company's chief executive officer and other most highly compensated executive officers, whose salary and bonus exceeded $100,000 for the 1998 fiscal year, for services in all capacities to the Company during the Company's 1998, 1997 and 1996 fiscal years.


                                                                         LONG-TERM
                                       ANNUAL COMPENSATION              COMPENSATION
                                 ------------------------------------    ----------
                                                                         SHARES
NAME AND PRINCIPAL                                     OTHER ANNUAL      UNDERLYING    ALL OTHER
POSITION                  YEAR    SALARY     BONUS    COMPENSATION(1)    OPTIONS       COMPENSATION(2)
---------------------     ----   --------   --------  ---------------    ----------    ---------------
Mel Marks                 1998   $301,154   $ 78,000          --             --           $ 12,606
    Chairman of the       1997   $300,231   $150,000          --             --           $ 16,292
    Board and Chief       1996   $252,000   $175,000          --             --               --
    Executive Officer

Richard Marks             1998   $402,039   $104,000      $ 11,942           --           $    135
    President and Chief   1997   $300,231   $150,000      $ 12,695        50,000          $    135
    Operating Officer     1996   $252,145   $175,000      $  9,060           --               --

Steven Kratz              1998   $234,772   $ 58,500      $  9,456           --
    Vice President -      1997   $175,214   $ 87,500      $  6,501        20,000
    Operations            1996   $152,395   $ 75,000      $  4,569        35,000


Peter Bromberg            1998   $156,687   $ 28,275      $  6,076         5,000
    Chief Financial       1997   $119,711   $ 48,000      $  4,597        12,500
    Officer and           1996   $100,057   $ 40,000      $  3,180         5,000
    Assistant Secretary

-------------------------

(1)   Represents  amounts  subject  to  the  Company's   non-qualified  deferred
      compensation plan contributed on the executive employee's behalf by the Company.
(2)   Consists of the dollar value of split-dollar life insurance benefits.

            The Company has obtained individual term life insurance policies covering each of Mel Marks, Richard Marks and Steven Kratz in the amount of $1,400,000, $1,650,000 and $1,000,000, respectively. The Company is the sole beneficiary under these policies. The Company has obtained directors and officers liability insurance in the amount of $15,000,000. The annual premium for this insurance is $113,750.

            The Company has agreed to fund on a split dollar basis approximately $6,000,000 of survivorship life insurance on the joint lives of Mel Marks and his wife. The aggregate annual premiums are approximately $69,300. The Company also has agreed to fund on a split dollar basis approximately $4,500,000 of survivorship life insurance on the joint lives of Richard Marks and his wife. The aggregate annual premiums are approximately $24,200. Under the agreements, the Company will be reimbursed for its premium costs either by insurance proceeds upon the death of the insureds or out of the cash surrender value or otherwise upon termination of the arrangement.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK
                 NUMBER OF        % OF TOTAL                                     PRICE APPRECIATION FOR
                 SECURITIES       OPTIONS GRANTED                                OPTION TERMS
                 UNDERLYING       TO EMPLOYEES        EXERCISE OR  EXPIRATION    -----------------------
NAME             OPTIONS GRANTED  IN FISCAL 1998      BASE PRICE   DATE           5%($)          10%($)
----             ---------------  -----------------   -----------  ----------     -----          ------
Peter Bromberg      5,000(1)           6.25%         $17.50/share  Feb. 9, 2008  $55,028       $139,452

---------------
(1) The options are currently exercisable as to 2,500 shares and exercisable as to 2,500 shares commencing February 10, 1999.


           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR END OPTION VALUES


                                                          NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                        SHARES ACQUIRED   VALUE           OPTIONS AT FISCAL YEAR END  AT FISCAL YEAR END
NAME                    ON EXERCISE (#)   REALIZED($)(1)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
----                    ---------------   --------------  --------------------------  ---------------------------
Richard Marks                   0            $      0            50,000/0                 $146,750/$0

Steven Kratz               25,000            $281,100            35,000/40,000            $337,425/$279,800

Peter Bromberg              2,500            $ 30,938            32,500/2,500             $268,038/$313

---------------
(1) Represents the fair market value of the underlying shares of Common Stock on the date of exercise less the option exercise price.
(2) Based on the fair market value per share of $17.625 on the last day of fiscal 1998.

EMPLOYMENT AGREEMENTS

            The Company has entered into an employment agreement, as amended to date, with Mr. Mel Marks pursuant to which he is employed full-time as the Company's Chairman of the Board and Chief Executive Officer. The agreement expires in September 2000 and provides for an annual base salary of $300,000. The Company's Board of Directors also may grant bonuses or increase the base salary payable to Mr. Marks. In addition to his cash compensation, Mr. Marks receives an automobile allowance and other benefits, including those generally provided to other employees of the Company. The agreement further provides for a severance payment of one year's salary upon termination of employment under certain circumstances. In addition, in the event of the termination of employment (including termination by Mr. Marks for "good reason") after a "change in control" of the Company, Mr. Marks will (except if termination is for cause) be entitled to receive a lump sum payment equal in amount to the sum of
(i) Mr. Marks' base salary and average three-year bonus through the termination date and (ii) three times the sum of such salary and bonus. In addition, the Company must in such circumstances continue Mr. Marks' then current employee benefits for five months after the date of termination. In no case, however, may Mr. Marks receive any payment or benefit in connection with a change in control in excess of 2.99 times his "base amount" (as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")).

            The Company has entered into an employment agreement, as amended to date, with Mr. Richard Marks pursuant to which he is employed full-time as the Company's President and Chief Operating Officer. The agreement expires in September 1999 and provides for an annual base salary of $400,000. The Company's Board of Directors also may grant bonuses or increase the base salary payable to Mr. Marks. In addition to his cash compensation, Mr. Marks receives an automobile allowance and other benefits, including those generally provided to other employees of the Company. The agreement further provides for a severance payment of one year's salary upon termination of employment under certain circumstances. In addition, in the event of the termination of employment (including termination by Mr. Marks for "good reason") after a "change in control" of the Company, Mr. Marks will (except if termination is for cause) be entitled to receive a lump-sum payment equal in amount to the sum of (i) Mr. Marks' base salary and average three-year bonus through the termination date and
(ii) three times the sum of such salary and bonus. In addition, the Company must in such circumstances continue Mr. Marks' then current employee benefits for five months after the date of termination. In no case, however, may Mr. Marks receive any payment or benefit in connection with a change in control in excess of 2.99 times his "base amount" (as that term is defined in Section 280G of the Code).

            The Company has entered into an employment agreement, as amended to date, with Mr. Steven Kratz pursuant to which he is employed full-time as the Company's Vice President - Operations. The agreement expires in September 1999 and provides for an annual base salary of $225,000. The Company's Board of Directors also may grant bonuses or increase the base salary payable to Mr. Kratz. In addition to his cash compensation, Mr. Kratz has exclusive use of a Company-owned automobile and he receives additional benefits, including those that are generally provided to other employees of the Company. Pursuant to the agreement, Mr. Kratz also has been granted options under the 1994 Stock Option Plan to purchase (i) 65,000 shares of Common Stock at an exercise price of $6.00 per share, 45,000 of which have been exercised and the remainder of which are fully vested, and (ii) 35,000 shares of Common Stock at an exercise price of $10.63 per share, all of which are fully vested.

            The Company has entered into an employment agreement, as amended to date, with Mr. Peter Bromberg pursuant to which he is employed full-time as the Company's Chief Financial Officer. The agreement expires in September 1998 and provides for an annual base salary of $145,000. In addition to his cash compensation, Mr. Bromberg receives an automobile allowance and additional benefits, including those that are generally provided to other employees of the Company. Pursuant to the agreement, Mr. Bromberg also has been granted options under the 1994 Stock Option Plan to purchase (i) 20,000 shares of Common Stock at an exercise price of $6.00 per share, 7,500 of which have been exercised and the remainder of which are fully vested, and (ii) 5,000 shares of Common Stock at an exercise price of $10.63, all of which are fully vested.

            In conformity with the Company's policy, all of its directors and officers execute confidentiality and nondisclosure agreements upon the commencement of employment with the Company. The agreements generally provide that all inventions or discoveries by the employee related to the Company's business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without prior approval of the Company. The Company's employment agreements with Messrs. Marks and Bromberg also contain non-competition provisions that preclude each employee from competing with the Company for a period of two years from the date of termination of his employment. The Company's employment agreement with Mr. Kratz contains a non-competition provision which precludes him from competing with the Company for a period of one year from the date of termination of his employment. Public policy limitations and the difficulty of obtaining injunctive relief may impair the Company's ability to enforce the non-competition and nondisclosure covenants made by its employees.

EXECUTIVE AND KEY EMPLOYEE INCENTIVE BONUS PLAN

            In August 1995, the Board of Directors approved the adoption of the Company's Executive and Key Employee Incentive Bonus Plan (the "Bonus Plan"). The purpose of the Bonus Plan is to provide an incentive for (i) each officer of the Company elected by the Board of Directors and not excluded by the Compensation Committee, including the executive officers named in the Summary Compensation Table, and (ii) each key employee expressly included by the Compensation Committee (collectively, the "Participants") to achieve substantial increases in the profitability of the Company in comparison to the Company's performance in the previous fiscal year by providing bonus compensation tied to such increases in profitability.

            The Bonus Plan is administered by the Compensation Committee, which has the power and authority to take all actions and make all determinations which it deems necessary or desirable to effectuate, administer or interpret the Bonus Plan, including the power and authority to extend, amend, modify or terminate the Bonus Plan at any time and to change award periods and determine the time or times for payment of bonuses. The Compensation Committee establishes the bonus targets and performance goals and establishes any other measures as may be necessary to meet the objectives of the Bonus Plan.

            No bonuses will be awarded under the Bonus Plan unless the earnings before interest and taxes, exclusive of extraordinary items, of a fiscal year exceed such earnings for the prior fiscal year by at least 20%. Under the Bonus Plan, Participants are grouped into four classes, with each class having a different range of bonus payments for achieving specified targets of such earnings. The maximum bonus payments, payable in the event that such earnings for a fiscal year exceed such earnings for the prior fiscal year by 40%, range among the groups from 27% to 50% of base salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            In April 1997, the Company acquired all of the outstanding capital stock of MVR Products Pte Limited ("MVR") and Unijoh Sdn, Bhd ("Unijoh") from its shareholders, Mel Marks, Richard Marks and Vincent Quek (each of whom owned one-third of each acquired entity). Each of Messrs. Marks is a director, executive officer and more than five percent shareholder of the Company. Prior to the acquisition, substantially all of the business of MVR and Unijoh had been conducted in connection with the business of the Company. MVR operates a shipping warehouse and testing facility and maintains office space and remanufacturing capability in Singapore. Unijoh conducts in Malaysia remanufacturing operations similar to those conducted by the Company at its remanufacturing facilities in Torrance. The aggregate purchase price for both acquired entities was 145,455 shares of Common Stock of the Company. The shares of Common Stock were not registered for sale pursuant to the Securities Act of 1933, nor were any registration rights granted by the Company to the selling shareholders. In addition, the shares of Common Stock are subject to a lock-up arrangement with the Company releasing for public resale one-fourth of such shares on each of the first four anniversaries of the acquisition. The purchase price and other terms of the acquisitions were determined by the Special Committee of the Board of Directors of the Company following negotiations with the selling shareholders. In connection with, and as a condition to, the acquisitions, the Special Committee received a fairness opinion from Houlihan Lokey Howard & Zukin, a specialty investment banking firm. The Special Committee approved the acquisitions on March 21, 1997, on which date the closing price per share of the Common Stock of the Company on NASDAQ was $13.75.

            In September 1995, Selwyn Joffe, a director of the Company, entered into a three-year consulting agreement with the Company pursuant to which he provides certain financial advisory and consulting services to the Company. The agreement provides that Mr. Joffe receive, as sole compensation for his services thereunder, a grant on the first day of each year during the term of the agreement of immediately exercisable options to purchase 15,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on that date. Accordingly, in each of September 1995, October 1996 and September 1997, Mr. Joffe was granted options to purchase 15,000 shares of Common Stock at a per share exercise price of $13.125, $13.44 and $19.0625, respectively.

            Gary J. Simon, a director and Secretary of the Company, is a partner in the law firm of Parker Chapin Flattau & Klimpl, LLP, which is counsel to the Company.

                                   PROPOSAL 2
                APPROVAL OF PROPOSED AMENDMENTS TO THE COMPANY'S
                   BY-LAWS RELATING TO THE BOARD OF DIRECTORS
                                AND OTHER MATTERS

GENERAL

            The Board of Directors  unanimously  adopted and declared advisable, and directed that there be submitted to the shareholders of the Company for adoption at the Meeting, a resolution that the Company's By-Laws (the "By-Laws") be amended in several respects relating to the classification of the Board of Directors into three classes (together, the "Director Amendments"). As more fully discussed below, the Board of Directors believes that the various elements of the Director Amendments would, if adopted, effectively reduce the possibility that a third party could effect a sudden or unexpected change in majority control of the Board of Directors by making it more time-consuming to gain control of the Board of Directors without the support of the incumbent directors. The Director Amendments are not intended to impede a transaction that is approved by the Board of Directors. However, adoption of the Director Amendments may have significant adverse effects on the ability of the shareholders of the Company to acquire and benefit from certain transactions which are opposed by the incumbent Board of Directors even though they may be favored by a majority of the shareholders. Accordingly, before voting on the Director Amendments, shareholders are urged to read carefully the following sections of this Proxy Statement and Exhibit A hereto, which sets forth the full text of the restated By-Laws, marked to reflect the Director Amendments and also to indicate changes adopted by the Board of Directors which did not require shareholder approval, as described below. The Board of Directors determined to present the Director Amendments to the shareholders at the Meeting for the reasons described in greater detail below.

            It should be noted that the effect of the proposed amendments, if adopted, will be to make merger proposals and assumptions of control not favored by the Board, as well as the replacement of management, more difficult.

SUMMARY OF PROPOSED AMENDMENTS

            The proposed amendments to the By-Laws included in the Director Amendments, each of which will be voted on as a separate proposal, would (1) classify the Board of Directors into three classes, each of which, after a transitional arrangement, will serve for three years, with one class being elected each year; (2) provide that directors may be removed only for cause and only (i) with the approval of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class, or (ii) with the approval of a majority of the entire Board of Directors; and (3) provide that the shareholder vote required to amend or repeal the foregoing provisions of the By-Laws, or to adopt any provision inconsistent therewith, shall be 66 2/3% of the Voting Stock, voting together as a single class.

            Further, the Board of Directors has unanimously approved the following amendments to the By-Laws, which do not require shareholder approval and which are not being submitted to the shareholders for such approval: (i) to change the date by which a copy of the notice of all meetings of shareholders must be given, personally or by mail, from (A) not less than ten days nor more than fifty days before the date of such meeting to (B) not less than ten days nor more than sixty days before the date of such meeting, in accordance with revisions to the New York Business Corporation Law (the "NYBCL"), effective February 1998; (ii) to change the date that can be fixed by the Board of Directors as the record date for purposes of determining shareholders eligible to vote at a meeting of shareholders from (A) not more than fifty days nor less than ten days before such meeting, nor more than fifty days prior to any other action, to (B) not more than sixty days nor less than ten days before such meeting, nor more than sixty days prior to any other action, in accordance with revisions to the NYBCL; (iii) to change what constitutes a quorum from (A) the holders of record of a majority of the shares of stock issued and outstanding and entitled to vote at a meeting of shareholders to (B) the holders of a majority of the votes of shares of stock entitled to vote at such meeting, in accordance with revisions to the NYBCL;
(iv) to change the vote needed to approve any corporate action taken at a meeting of shareholders, other than the election of directors, from (A) the affirmative vote of the holders of a majority of the shares represented at such meeting, in person or by proxy, and entitled to vote on the specific matter to
(B) the affirmative vote of a majority of the votes cast in favor of or against such action at a meeting of shareholders by the holders of shares entitled to vote thereon, in accordance with revisions to the NYBCL; and (v) to make conforming changes as indicated relating to the Director Amendments.

DESCRIPTION OF THE PROPOSED AMENDMENTS

Proposal 2(a) -- Classification of the Board of Directors

            The By-Laws currently provide that directors are to be elected to the Board of Directors annually for a term of one year. The proposed amendment to Article II, Section 2.2 of the By-Laws provides that the Board of Directors shall be divided into three classes of directors, as nearly equal in number as possible. If the Director Amendments are adopted, the Company's directors will be divided into three classes, with two directors serving for an initial term expiring at the 1999 Annual Meeting of Shareholders, two directors serving for an initial term expiring at the 2000 Annual Meeting of Shareholders and three directors serving for an initial term expiring at the 2001 Annual Meeting of Shareholders (or, in all cases, until their respective successors are duly elected and qualified, or until prior resignation or removal). Starting with the 1999 Annual Meeting of Shareholders, one class of directors will be elected each year for a three-year term. See "Election of Directors" as to the initial composition of each class of directors if the Director Amendments are adopted.

            Directors of the Company are now elected by the holders of a plurality of the votes cast. The classification of directors will have the effect of making it more difficult to change the overall composition of the Board of Directors. At least two shareholders' meetings, instead of one, will be required for shareholders to effect a change in the majority of the Board of Directors. Although there has been no problem in the past with its continuity or stability, the Board of Directors believes that the longer time required to elect a majority of a classified Board of Directors will help to assure the continuity and stability of the Company's affairs and policies in the future, since a majority of the directors at any given time will have prior experience as directors of the Company. As described in greater detail below, the Board of Directors has taken note of the fact that a classified Board of

Directors may discourage potential bidders from making unsolicited bids for the Company or from engaging in proxy contests, thereby depriving some shareholders of the opportunity to participate in and potentially benefit from these types of transactions. However, the Board of Directors has determined that these potential benefits are outweighed by the potential negative effects, described below, that these types of transactions may have on the Company and the shareholders as a whole.

Proposal 2(b) -- Resignation or Removal of Directors


            Currently, the By-Laws provide that directors may be removed with cause by the vote of a majority of the entire Board of Directors and with or without cause by the holders of at least a majority of the outstanding shares of capital stock of the Company entitled to vote at an election of directors (considered for this purpose as one class). The proposed amendment to Article II, Section 2.10 of the By-Laws provides that a director may be removed only for cause and only by the majority of the entire Board of Directors or by affirmative vote of the holders of at least 66 2/3% of the Voting Stock. Similarly, the proposed amendment to Article II, Section 2.3 would eliminate the ability of the shareholders to fill a vacancy created by the removal of a director without cause, since, under the Director Amendments, directors may not be removed without cause. Section 2.3 also provides that no decrease in the number of authorized directors shall shorten the term of any incumbent director.

            The foregoing proposed amendments to the By-Laws will limit the ability of shareholders controlling a majority, but not at least 66 2/3%, of the voting power of the Company from taking certain actions designed to change the composition of the Board of Directors, whether or not such change is warranted. These amendments also may have the effect of discouraging accumulations of stock or unsolicited bids by shareholders interested in effecting a change of control of the Company.


Proposal 2(c) -- Supermajority Vote of Shareholders for Amendment or Repeal of Proposed Amendments to the By-Laws

            Under the NYBCL, provisions in the By-Laws requiring a greater vote than otherwise required by law for any corporate action require the approval of shareholders. Under the Director Amendments, none of the By-Law provisions specified therein may be amended or repealed, nor may any provision inconsistent therewith be adopted, without the concurrence of the holders of at least 66 2/3% of the Voting Stock, although the By-Laws may be amended or repealed, or provisions inconsistent therewith may be adopted, in the future by the Board of Directors without the requirement of shareholder approval.

            The requirement of a supermajority shareholder vote is designed to prevent shareholders controlling less than 66 2/3% of the voting power of the Company from avoiding the requirements of the various Director Amendments by simply repealing them. The increased voting requirements enable the holders of shares representing more than 20% of the voting power of the Company to prevent certain amendments to the By-Laws, even if such amendments were desired by the holders of a majority of the outstanding voting power.

PURPOSE AND EFFECTS OF THE DIRECTOR AMENDMENTS

            The purpose of the Director Amendments is to discourage certain types of transactions, described below, which involve an actual or threatened change of control of the Company. The Director Amendments are designed to make it more difficult and time-consuming to change majority control of the Board of Directors and thus to reduce the Company's vulnerability to an unsolicited proposal for a takeover of the Company that does not contemplate the acquisition of all of the Company's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of the Company. While the Board of Directors recognizes that such takeovers might in some circumstances be beneficial to shareholders, it believes that, as a general rule, such takeovers are not in the best interests of the Company and its shareholders insofar as they do not permit the Board of Directors the strongest possible negotiating position. The Board of Directors considered the level and intensity of recent merger and acquisition activity and, in light of its approval in February 1998 of a Rights Agreement between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), determined that it was an appropriate time to review the Company's vulnerability to, and ability to discourage, certain types of unsolicited transactions that could interfere with the continuity of the Board of Directors and management while not offering maximum value to shareholders. The Board of Directors is not considering, and is not aware of, any such proposed transactions.

            Since the 1980s there have been many examples of accumulations of substantial stock positions in public companies by third parties as a prelude to proposing a takeover, restructuring or sale of all or part of such companies or other similar extraordinary corporate action. Such actions were often undertaken by a third party without advance notice to, or consultation with, management of the company. In many cases, the purchaser sought representation on the company's board of directors in order to increase the likelihood that its proposal would be implemented by the company. If the company resisted the efforts of the purchaser to obtain representation on the company's board, the purchaser would commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. The Company's Board of Directors believes that the imminent threat of removal of incumbent directors and the Company's management would severely curtail its ability to negotiate effectively with such purchasers. The Board of Directors and management would be deprived of the time and information necessary to evaluate a takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction which the Company may ultimately undertake. The Director Amendments will help ensure that the Board of Directors, if confronted by a proposal from a third party which has acquired a significant block of Common Stock, will have sufficient time to review the proposal and any appropriate alternatives.

            Takeovers or changes in the Board of Directors or management which are proposed and effected without prior negotiation with the Board of Directors are not necessarily detrimental to the Company and its shareholders. Moreover, the proposed Director Amendments will make a proxy contest or the assumption of control by a holder of a substantial block of the Company's stock or the removal of the incumbent Board of Directors more difficult and could thus increase the likelihood that incumbent directors will retain their positions. The Board of Directors believes, however, that the benefits of protecting its ability to exercise its discretion to negotiate with or to resist an unfriendly or unsolicited proposal to take over or restructure the Company and to seek out appropriate alternatives, if desirable, outweigh these disadvantages.

            Moreover, while it is impossible to predict with any degree of certainty what impact adoption of the Director Amendments will have on the potential realizable value of a shareholder's investment, particularly in light of the myriad factors that can and will impact value, the Board of Directors does not believe that implementation of these proposals ultimately will negatively impact shareholder value. It is conceivable that adoption of the Director Amendments will discourage potential acquirers from launching certain types of unsolicited transactions aimed at taking control of the Company, thereby denying shareholders the opportunity to sell their shares, potentially at a premium to current market prices, to these potential bidders. However, the Board of Directors has noted that many large U.S. public corporations have adopted similar classified board structures which have not deterred acquisitions of these corporations through negotiated transactions. In fact, as discussed above, the Board of Directors' purpose in recommending adoption of the Director Amendments is to encourage those who seek control of the Company to negotiate with the Board of Directors, thereby giving directors an opportunity to resist abusive takeover tactics that might permit a change of control that does not offer the most value to shareholders and to structure a transaction in which all shareholders are permitted to participate. As such, the Board of Directors believes that adoption of the Director Amendments may ultimately enhance the potential realizable value of a shareholder's investment.

            The Company's Restated Certificate of Incorporation, as amended to date (the "Certificate of Incorporation"), does not currently permit cumulative voting in the election of directors and the By-Laws provide that a plurality of the votes cast in any election of directors shall elect directors. Accordingly, the holders of a majority of the Voting Stock can now elect all of the directors being elected at any annual or special meeting of the Company's shareholders. It should be noted that the amendments included in the Director Amendments, if adopted at the Meeting, will be in effect at all times and will be applicable to all elections of directors of the Company. Therefore, removal of incumbent directors (even if favored by a majority of shareholders or for reasons such as poor performance) will be considerably more difficult, if not impossible, if the Director Amendments are adopted.

            On February 24, 1998, the Board of Directors adopted a shareholder rights plan, providing that one Right shall be attached to each share of Common Stock. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), at a purchase price of $65.00 per one one-thousandth of a share of Series A Preferred Stock. The description and terms of the Rights are set forth in the Rights Agreement. The Rights are exercisable only if certain persons or groups become the beneficial owner of 20% or more of the outstanding shares of Common Stock or commence a tender or exchange offer for 20% or more of the outstanding shares of Common Stock. The Company will generally be entitled to redeem the Rights at $.001 per Right at any time up to ten days following the date such an ownership position has been acquired. In the event that certain acquiring persons or entities become the beneficial owner of 20% or more of the outstanding shares of Common Stock, each holder of a Right will have the right to receive, upon exercise, shares of Common Stock having a value equal to two times the exercise price of the Right. In the event that, following the Stock Acquisition Date (as defined in the Rights Agreement), the Company engages in a merger or business combination in which it is not the surviving company or in which it is the surviving company but the Common Stock is changed or exchanged, or if more than 50% of the Company's assets or earning power is sold or transferred, each holder of a Right shall thereafter have the right to receive, upon exercise, common stock of the acquirer having a value of two times the exercise price of the Right. Generally, Rights beneficially owned by such acquiror are null and void. The Rights Plan will not prevent a takeover of the Company, but is intended to encourage anyone seeking to acquire the Company to negotiate with the Board of Directors.

            Except as described above, the Certificate of Incorporation and By-Laws do not contain provisions intended by the Company to have an anti-takeover effect. The Board has no current intention of soliciting a shareholder vote on any other proposals which could have such an effect. However, the Company does have authorized and unissued 5,000,000 shares of Preferred Stock, including the 20,000 shares designated Series A Preferred Stock, which, in the case of the Series A Preferred Stock, has been, and in the case of the remaining preferred stock, could be, issued with voting power and other rights fixed by the Board of Directors without shareholder approval, except as required by law or by the rules of the National Association of Securities Dealers. Although the Board of Directors presently has no intention of doing so, the remaining unissued shares of preferred stock could be issued in a manner (e.g. by giving holders disproportionate or class voting rights) which could have the effect of discouraging takeover attempts and making it more difficult (particularly if the Director Amendments are approved at the Meeting) to obtain the vote required for approval of matters submitted to shareholders.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 3
        APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN

            The Company's 1994 Stock Option Plan (the "1994 Stock Option Plan") was adopted by the Company's Board of Directors and approved by the Company's shareholders in January 1994 and amended from time to time by the Board of Directors and the shareholders. On June 1, 1998, the Board of Directors approved an amendment to the 1994 Stock Option Plan and directed that the amendment be submitted to the Company's shareholders for approval at the Meeting. The amendment provides for an increase of 240,000, from 720,000 to 960,000, in the number of shares of Common Stock for which options may be granted under the 1994 Stock Option Plan. The Board of Directors adopted the amendment upon evaluating the Company's existing compensation programs and the Company's long-range goals and expansion plans.

            The Board concluded that the increase in the number of shares of Common Stock covered by the 1994 Stock Option Plan was necessary for the Company to continue to attract, motivate and retain qualified employees and directors. Within six months of the date of the Meeting, if Proposal 3 is approved, the Company intends to include the additional shares covered by Proposal 3 in an amendment to the Company's registration statement on Form S-8 pertaining to the 1994 Stock Option Plan.

THE 1994 STOCK OPTION PLAN

            The following is a discussion of certain terms of the 1994 Stock Option Plan, as amended:

            Types of Grants and Eligibility
            -------------------------------

            The 1994 Stock Option Plan is designed to provide an incentive to key employees (including officers and directors who are key employees), non-employee directors and consultants of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The 1994 Stock Option Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs").

            Shares Subject to the 1994 Stock Option Plan
            --------------------------------------------

            The aggregate number of shares of Common Stock for which options may be granted under the 1994 Stock Option Plan may not exceed 960,000; provided, however, that the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any fiscal year may not exceed 100,000. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable may again become available for the granting of options under the 1994 Stock Option Plan.

            Administration of the 1994 Stock Option Plan
            --------------------------------------------

            The 1994 Stock Option Plan is administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the 1994 Stock Option Plan to a committee of the Board of Directors (the "Committee") consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of rules and regulations promulgated by the Securities and Exchange Commission. References in the 1994 Stock Option Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors.

            Subject to the express provisions of the 1994 Stock Option Plan, the Committee has the authority, in its sole discretion, with respect to options other than Director Options (as defined below) to determine, among other things: the key employees and consultants who are to receive options; the times when they may receive options; whether an option granted to an employee is to be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option is to become exercisable; whether an option is to be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments are to be cumulative; the date each installment is to become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price are to become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; and whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in an applicable stock option contract. With respect to all options, the Committee has such discretion to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the 1994 Stock Option Plan; to prescribe, amend and rescind rules and regulations relating to the 1994 Stock Option Plan; and to make all other determinations necessary or advisable for administering the 1994 Stock Option Plan.

            Director Options
            ----------------

            On each April 30 during the term of the 1994 Stock Option Plan, each person who is a non-employee director of the Company ("Outside Director") on the immediately preceding March 31 will be granted an option ("Director Options") to purchase 125 shares of Common Stock for each month or portion thereof during the 12-month period ended on such March 31 that such person served as an Outside Director. In the event the remaining shares available for grant under the 1994 Stock Option Plan are not sufficient to grant the Director Options to each such Outside Director in any year, the number of shares subject to the Director Options for such year is to be reduced proportionately. The Committee does not have any discretion with respect to the selection of Directors to receive Director Options or the amount, the price or the timing with respect thereto.

            Exercise Price
            --------------

            The exercise price of the shares of Common Stock under each option other than Director Options is to be determined by the Committee; provided, however, that the exercise price is not to be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the exercise price of such ISO may not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Director Option is equal to the fair market value of the Common Stock subject to the option on the date of grant.

            Term
            ----

            The term of each employee or consultant option granted pursuant to the 1994 Stock Option Plan is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the 1994 Stock Option Plan is to be for a period not exceeding ten years from the date of grant thereof, and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the term of the ISO is to be for a period not exceeding five years from the date of grant. Each Director Option is to be exercisable for a term of ten years commencing on the date of grant.

            Exercise
            --------

            An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office. Payment in full of the aggregate exercise price may be made
(a) in cash or by certified check, or (b) in the case of an option other than a Director Option, if the applicable stock option contract at the time of grant so permits, with the authorization of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with any combination of cash, certified check or shares of Common Stock.

            The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

            Termination of Relationship
            ---------------------------

            Any employee holder of an option whose employment with the Company (and its parent and subsidiaries) has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, said option terminates immediately. Options granted to employees under the 1994 Stock Option Plan are not affected by any change in the status of the holder so long as he or she continues to be a full-time employee of the Company, its parent or any of its subsidiaries (regardless of having been transferred from one corporation to another).

            The termination of an optionee's relationship as a consultant of the Company or of a subsidiary of the Company will not affect the option except as may otherwise be provided in the applicable stock option contract. A Director Option may be exercised at any time during its ten year term. The Director Option will not be affected by the holder ceasing to be a director of the Company or becoming an employee or consultant of the Company or any of its subsidiaries.

            Death or Disability
            -------------------

            If an optionee dies (a) while he is employed by the Company, its parent or any of its subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of his employment by reason of disability, an employee's option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

            Any optionee whose employment has terminated by reason of disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            The death or disability of a consultant optionee to whom an option has been granted under the 1994 Stock Option Plan will not effect the option, except as may otherwise be provided in the applicable stock option contract. The term of a Director Option will not be affected by the death or disability of the optionee. In such case, the option may be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to the optionee's rights under such option.

            Adjustments Upon Changes in Common Stock
            ----------------------------------------

            Notwithstanding any other provisions of the 1994 Stock Option Plan, in the event of any change in the outstanding Common Stock by reason of a share dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the 1994 Stock Option Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof will be appropriately adjusted by the Board of Directors, whose determination will be conclusive.

            In the event of (a) the  liquidation  or dissolution of the Company,
(b) a  merger  or  consolidation  in  which  the  Company  is not the  surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options will terminate, unless other provision is made therefor in the transaction.

            Amendments and Termination of the 1994 Stock Option Plan
            --------------------------------------------------------

            No option may be granted under the 1994 Stock Option Plan after January 27, 2004. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the 1994 Stock Option Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted thereunder meet the requirements for "incentive stock options" under the Code and to comply with the provisions of certain rules and regulations promulgated by the Securities and Exchange Commission, among other things; provided, however, that no amendment may be effective without the requisite prior or subsequent shareholder approval which would (a) except as required for anti-dilution adjustments, increase the maximum number of shares of Common Stock for which options may be granted under the 1994 Stock Option Plan, (b) materially increase the benefits to participants under the 1994 Stock Option Plan, or (c) change the eligibility requirements for individuals entitled to receive options under the 1994 Stock Option Plan.

            Non-transferability of Options
            ------------------------------

            No option granted under the 1994 Stock Option Plan may be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by such holder or such holder's legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be subject to execution, attachment or similar process.

            Withholding Taxes
            -----------------

            The Company may withhold cash and/or, with the authorization of the Committee, shares of Common Stock to be issued having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company may not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

            Federal Income Tax Treatment
            ----------------------------

            The following is a general summary of the federal income tax consequences under current tax law of ISOs and NQSOs. It does not purport to cover special rules relating to, among other things, the exercise of an option with previously acquired shares nor state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

            Generally, a holder does not recognize taxable income for federal income tax purposes upon the grant of an ISO or NQSO.

            In the case of an ISO, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period (a "disqualifying disposition"), a portion of his equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (but not more than the gain realized on the disposition) will be treated as ordinary income and the Company will generally be entitled to a deduction for such amount. Any additional gain or loss will be treated as a long-term or short-term capital gain or loss. Long-term capital gain is generally taxed at a more favorable rate than ordinary income. Proposed legislation would make such treatment even more favorable. There can be no assurance, however, that such proposed legislation will be enacted.

            Upon the exercise of a NQSO, the holder recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the NQSO; the holder's basis in the shares acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized; and the Company is generally entitled to a deduction for the amount of ordinary income recognized by the holder. If the optionee later sells the shares acquired pursuant to the NQSO, he or she will recognize long-term or short-term capital gain or loss depending upon the optionee's holding period for the stock.

            Pursuant to currently applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of a NQSO that has been outstanding at least six months ordinarily will be the date of exercise. If a NQSO is exercised by a
Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's shareholders no later than the next annual meeting of shareholders. Consequently, while there can be no assurance that either of the conditions described in clauses (i) or (ii) above will be satisfied with respect to awards made under the 1994 Stock Option Plan, the taxable event for the exercise of a NQSO that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

            In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares on the date of exercise over the exercise price therefor is an increase to his alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

NEW PLAN BENEFITS

            Subject to shareholder approval of the amendment to the 1994 Stock Option Plan, set forth below is the number of shares of Common Stock underlying options currently determined to be granted under the 1994 Stock Option Plan to each of the persons indicated:


   Name and Position                     Dollar Value       Number of Options(1)

   Mel Marks (CEO)                          $  0                   0
   Richard Marks (President and COO)           0                   0
   Steven Kratz (VP-Operations)                0                   0
   Peter Bromberg (CFO)                        0                   0
   Executive Group                             0                   0
   Non-Executive Director Group                0                   0
   Non-Executive Officer Employee Group        0                   0
---------------

(1) No grants of options under the 1994 Stock Option Plan, as amended, have been determined, except for the formula grant contained in the 1994 Stock Option Plan. See "Compensation of Directors."

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 4
                           RATIFICATION OF APPOINTMENT
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS


            The Board of Directors believes it is appropriate to submit for approval by its shareholders its appointment of Richard A. Eisner & Company, LLP as the Company's independent certified public accountant for the fiscal year ending March 31, 1999.

            Representatives of Richard A. Eisner & Company, LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.


                               VOTING REQUIREMENTS


            Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter will be required : (i) to approve the series of proposed amendments to the Company's By-laws to (A) classify the Board of Directors into three classes, each of which, after a transitional arrangement, will serve for three years, with one class being elected each year (Proposal 2(a)), (B) provide that directors may be removed only for cause and only (x) with the approval of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, or (y) with the approval of a majority of the entire Board of Directors (Proposal 2(b)), and (C) provide that the shareholder vote required to amend or repeal the foregoing provisions of the By-Laws, or to adopt any provision inconsistent therewith, shall be 66 2/3% of the voting power of the Company entitled to vote generally in the election of directors (Proposal 2(c)); (ii) to approve the amendment to the 1994 Stock Option Plan (Proposal 3); and (iii) to ratify the appointment of Richard A. Eisner & Company, LLP as independent certified accountants and auditors of the Company for the fiscal year ending March 31, 1999 (Proposal 4). Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.


            THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSALS 2(A), 2(B), 2(C), 3 AND 4.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

            Any shareholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 1999 Annual Meeting of Shareholders (the "1999 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company not later than April 2, 1999. For any shareholder proposal submitted for presentation at the 1999 Meeting outside the processes of Rule 14a-8, such proposal must be received by the Company not later than June 16, 1999.

OTHER MATTERS

            Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

            All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                           By Order of the Board of Directors,

                                                 GARY J. SIMON
                                                   Secretary


July 29, 1998

                                   PROXY CARD


PROXY                                                                      PROXY

                       MOTORCAR PARTS & ACCESSORIES, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


            The undersigned holder of Common Stock of MOTORCAR PARTS & ACCESSORIES, INC., revoking all proxies heretofore given, hereby constitutes and appoints Mel Marks and Richard Marks and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1998 Annual Meeting of Shareholders of MOTORCAR PARTS & ACCESSORIES, INC., to be held at The Penn Club, 30 West 44th Street, New York, New York, on Wednesday, September 9, 1998 at 10:30 A.M., New York City time, and at any adjournments or postponements thereof.

            The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

            Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES AND FOR EACH OF PROPOSALS 2(A), 2(B), 2(C), 3 AND 4

1.    Election of seven Directors.
            |_| FOR all nominees listed               |_| WITHHOLD AUTHORITY
                (except as marked to the contrary)        to vote for all listed
                                                          nominees

                        Nominees: Mel Marks, Richard Marks, Karen Brenner, Selwyn Joffe, Mel Moskowitz, Murray Rosenzweig and Gary
                        J. Simon (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)


       PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE

2.    To act upon a series of proposed amendments to the Company's By-Laws to:

      (a) Classify the Board of Directors into three classes, each of which, after a transitional arrangement, will serve for three years, with one class being elected each year.

      |_|  FOR                     |_| AGAINST                       |_| ABSTAIN

      (b) Provide that directors may be removed only for cause and only with the approval of the holders of at least 66 2/3% of the voting power of the Company entitled to vote generally in the election of directors.

      |_|  FOR                     |_| AGAINST                       |_| ABSTAIN

      (c) Provide that the shareholder vote required to amend or repeal the foregoing provisions of the By-Laws, or to adopt any provision inconsistent therewith, shall be 66 2/3% of the voting power of the Company entitled to vote generally in the election of directors.

      |_|  FOR                     |_| AGAINST                       |_| ABSTAIN

3.    Proposal to approve an amendment to the Company's 1994 Stock Option Plan.

      |_|  FOR                     |_| AGAINST                       |_| ABSTAIN

4. Proposal to ratify the Board of Director's selection of Richard A. Eisner & Company, LLP as the Company's independent certified public accountant for the fiscal year ending March 31, 1999.

      |_|  FOR                     |_| AGAINST                       |_| ABSTAIN


5. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.



                              The shares represented by this proxy will be voted
                        in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR each of Proposals 2(a), 2(b) 2(c), 3 and 4 and in accordance with their discretion on such other matters as may properly come before the meeting. Dated ____________________________________________, 1998
                        ________________________________________________________
                        ________________________________________________________
                                             Signature(s)
                        (Signature(s) should conform to names as registered. For
                        jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).


                              PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                                                       Exhibit A


                       MOTORCAR PARTS & ACCESSORIES, INC.



                                RESTATED BY-LAWS
<
                                    ARTICLE I


                                  SHAREHOLDERS


1.1         TIME OF SHAREHOLDER MEETINGS


            The annual meeting of shareholders of the Company for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time and place as designated by the Board of Directors, or if no such designation is made, at 10:00 A.M. on the fifteenth day of the fifth month following the close of the Company's fiscal year (or if that is a legal holiday, then on the next succeeding business day at 10:00 A.M.).


            Special meetings of shareholders shall be held on the date fixed by the Board of Directors or the Chairman of the Board or the President or the shareholders of the Company calling the special meeting of shareholders pursuant to Section 1.3.

1.2         PLACE OF SHAREHOLDER MEETINGS

            Annual meetings and special meetings of shareholders shall be held at such place, within or without the State of New York, as the Board of Directors, or in the case of special meetings of shareholders, at such place as the Board of Directors or the Chairman of the Board of Directors or the President of the Company calling the special meeting of shareholders pursuant to
Section 1.3, may from time to time fix, either by resolution or by inclusion in notice of meeting. In the event of a failure to fix such place, the meeting shall be held at the office of the Company in the State of New York.

1.3         CALLING OF SHAREHOLDER MEETINGS

            Annual meetings of shareholders will be called by the Board of Directors, by an officer instructed by the Board of Directors to call meetings or by the Chairman of the Board of Directors or President of the Company. Special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors or President of the Company or at the request in writing by shareholders owning a majority of the shares of capital stock of the Company issued and outstanding and entitled to vote.

1.4         NOTICE OF SHAREHOLDER MEETINGS, WAIVER


            The notice of all meetings shall be written or printed, shall state the place, date, and hour of the meeting, and in case of a special meeting of shareholders, shall indicate the purpose or purposes for which the meeting is called. A copy of the notice of all meetings shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, to each shareholder of record entitled to vote at such meeting, and, if mailed, it shall be directed to such shareholder at his record address or at such other address which he may have furnished in writing to the Secretary of the Company. If action is proposed to be taken that might entitle shareholders to payment for their shares, the notice shall include a statement of that purpose and to that effect. If a meeting is adjourned to another time or place, and, if any announcement of the adjourned time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting.


            Notice of any meeting need not be given to any shareholder who submits a signed waiver of notice before or after the meeting. The attendance of a shareholder at a meeting without protesting the lack of notice of such meeting prior to the conclusion of the meeting, shall constitute a waiver of notice by him.

1.5         RECORD DATE FOR SHAREHOLDERS


            For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the distribution or allotment of any rights or evidences of interests arising out of any change, conversion, or exchange of capital stock, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. When a determination of shareholders of record entitled to notice of or to vote at any meeting has been made as provided in this Section 1.5, such determination shall apply to any adjournment thereof, unless the Board of Directors fix a new record date under this Section 1.5 for the adjourned meeting. Only shareholders of record on a record date fixed for determining shareholders entitled to receive payment of any dividend or the distribution or allotment of any rights or evidences of interests arising out of any change, conversion, or exchange of capital stock, shall be entitled to receive such dividend, rights or interests.


1.6   CONDUCT OF MEETINGS

            Meetings of the shareholders shall be presided over by the Chairman of the Board, or in his absence, by the President, or in the President's absence, by any Vice President as directed by the Chairman of the Board or the President. The Secretary of the Company, or in his absence, any Assistant Secretary selected by the chairman of the meeting, shall act as secretary of the meeting.

1.7   PROXY REPRESENTATION

            Every shareholder may authorize another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting or expressing consent or dissent without a meeting. Every proxy must be in writing and signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by the Business Corporation Law of the State of New York.

1.8         QUORUM


            The holders of a majority of the votes of shares of stock entitled to vote thereat shall constitute a quorum at a meeting of shareholders for the transaction of any business, except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws; provided that, when a specified item of business is required to be voted upon by a particular class or series of shares, voting as a class, the holders of a majority of votes of shares of such class or series shall constitute a quorum for the transaction of such specified item of business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders. The shareholders present may adjourn the meeting despite the absence of a quorum. At the meeting to which such adjourned meeting is reconvened, any business may be transacted which might have been transacted at the meeting as first convened had there been a quorum.


1.9         VOTING


            Each shareholder entitled to vote on any action proposed at a meeting of shareholders shall be entitled to one vote in person or by proxy for each share of voting stock held of record by him, unless otherwise provided in the Certificate of Incorporation. The vote for directors shall be by vote of shareholders represented either in person or by proxy at the meeting, and the election of each director shall be decided by a plurality vote. Except as otherwise provided by law, by the Certificate of Incorporation, by other certificate filed pursuant to law or by these By-Laws, any other corporate action to be taken by vote of the shareholders shall be authorized by a majority of the votes cast in favor of or against such action at a meeting of shareholders by the holders of shares entitled to vote thereon. Except as required by law, by the Certificate of Incorporation, by other certificate filed pursuant to law or by these By-Laws, the chairman presiding at any meeting of shareholders may rule on questions of order or procedure coming before the meeting or submit such questions to the vote of the meeting, with each shareholder entitled to one vote in person or by proxy for each share of voting stock held of record by him, which vote may at the direction of the chairman at the meeting be by ballot.


1.10        WRITTEN CONSENT OF SHAREHOLDERS

            Any action that may be taken by vote may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all the outstanding shares entitled to vote thereon or signed by such lesser number of holders as may be provided for in the Certificate of Incorporation.

                                   ARTICLE II
                               BOARD OF DIRECTORS

2.1        QUALIFICATIONS AND NUMBER

            Each director shall be at least 21 years of age. A director need not be a shareholder, a citizen of the United States, or a resident of the State of New York. The number of directors constituting the entire Board of Directors shall consist of not less than three (3) nor more than seven (7) directors (except that where all of the shares are owned beneficially and of record by less than three (3) shareholders, the number of directors may be less than three
(3) but not less than the number of shareholders), the exact number to be determined from time to time by resolution of the Board of Directors; provided, however, that the number of directors shall be increased beyond the foregoing limit, to the extent required, in the event that (and for so long as) the holders of any Preferred Stock of the Company, voting as a separate class or series under any provisions of the Certificate of Incorporation, shall be entitled to elect any directors.

2.2         ELECTION AND TERM


            The Board of Directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1999 Annual Meeting of Shareholders, the term of office of the second class to expire at the 2000 Annual Meeting of Shareholders and the term of office of the third class to expire at the 2001 Annual Meeting of Shareholders. Each director shall hold office until his respective successor has been duly elected and qualified. At each annual meeting of shareholders, commencing with the 1999 Annual Meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting after their election and until their respective successors are duly elected and qualified. Any person receiving a plurality of the votes cast at any election held at a meeting of shareholders shall become a director in the class for which such person is a nominee. Newly created directorships or any decrease in directorships resulting from increases or decreases in the number of directors shall be so apportioned among the classes as to make all the classes as nearly equal in number as possible; provided that when the Board of Directors increases the number of directors and fills vacancies created thereby, there shall be no classification of the additional directors until the next annual meeting of shareholders.

            Notwithstanding anything herein to the contrary, the term of office of any director elected by holders of any Preferred Stock voting as a separate class or series shall terminate as provided in the Certificate of Incorporation, notwithstanding the fact that the term of the other members of any class in which any such director is included has not yet expired.

            The affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend this Section 2.2.


2.3         VACANCIES


            Any  vacancy  in  the  Board  of   Directors,   whether   caused  by
resignation, death, increase in the number of directors, disqualification or otherwise, may be filled by a majority of the directors then in office after the vacancy has occurred, although less than a quorum (except that a vacancy created by the removal of a director by shareholders for cause may be filled by the shareholders at the meeting at which the director is removed or, if not so filled, then by the remaining directors) and provided that any vacancies with respect to directors elected by holders of any Preferred Stock of the Company voting as a separate class or series under any provisions of the Certificate of Incorporation shall be filled as provided in the provisions of the Certificate of Incorporation relating to any such Preferred Stock. Any director elected by the Board to fill a vacancy shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, and until his successor has been elected and qualified. At such meeting, if the term of the class in which such director has been elected does not then expire, the shareholders shall elect a director to fill the unexpired term. No decrease in the number of authorized directors shall shorten the term of any incumbent director.


2.4         TIME OF BOARD MEETINGS

            An annual meeting of the Board shall be held in each year immediately following the annual meeting of shareholders or if such meeting be adjourned, the final adjournment thereof at the same place as such meeting of shareholders. Regular meetings of the Board may be held without notice at such time and place as shall from time to time be determined by resolution of the Board.

            Special meetings of the Board may be called pursuant to the provision of Section 2.6 hereof.

2.5         PLACE OF BOARD MEETINGS

            Regular and special meetings of the Board, except as otherwise provided in the Company's Certificate of Incorporation or in these By-laws, shall be held at such place within or without the State of New York as shall be fixed by the Board. The annual meeting of a newly elected Board shall be held at the same place where the meeting of the shareholders at which the election of the new Board is held.

2.6         CALLING OF BOARD MEETINGS

            No call shall be required for the annual or any regular meetings of the Board for which the time and place have been fixed. Special meetings of the Board may be called by the Chairman of the Board, the President, or by the Secretary on written request of two directors.

2.7         NOTICE OF BOARD MEETINGS

            No notice shall be required for the annual meeting of a newly elected Board and for regular meetings for which the time and place have been fixed. Except as otherwise provided by law, notice of each special meeting of the Board shall be mailed to each director, addressed to him at his residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable or wireless, or be delivered personally or by telephone, not later than 48 hours before the time on which such meeting is to be held. The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a waiver of notice before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

2.8         QUORUM AND ACTION

            A majority of the entire Board shall constitute a quorum except when a vacancy or vacancies prevent such majority, whereupon a majority of the directors then in office shall constitute a quorum, provided such majority shall constitute at least one-third of the entire Board of Directors. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Notice need not be given of any adjourned meeting. Except as otherwise provided herein, the act of the Board shall be the act, at a meeting duly assembled, by vote of a majority of the directors present at the time of the vote, a quorum being present at such time.

2.9         CHAIRMAN OF THE MEETING

            The Chairman of the Board or, in his absence or inability to act, the President of the Company or, in his absence or inability to act, another director chosen by a majority of the directors present shall act as chairman of meetings of the Board and preside at all such meetings. The Secretary of the Company or, in his absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting.

2.10        RESIGNATION OR REMOVAL OF DIRECTORS


            Any director may resign at any time and such resignation shall take effect upon receipt thereof by the Chairman of the Board, the President or the Secretary unless otherwise specified in the resignation. No director of the Company shall be removed from office as a director except for cause by the affirmative vote of (i) the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, or
(ii) a majority of the entire Board of Directors, provided that this provision shall not apply to any directors elected by holders of any Preferred Stock voting as a separate class or series under any provisions of the Certificate of Incorporation, which directors may be removed only by the vote of the holders of at least a majority of the outstanding shares of such Preferred Stock.


2.11        COMMITTEES

            By resolution adopted by a majority of the entire Board of Directors, the directors may designate from their number three or more directors, to constitute an Executive Committee and other committees, each of which, to the extent provided in the resolution designating it, shall have the authority of the Board of Directors with the exception of any authority the delegation of which is prohibited by the New York Business Corporation Law. All committees so appointed shall keep regular minutes of the business transacted at their meeting. Each committee established by the Board of Directors shall serve at the pleasure of the Board of Directors, which may fill vacancies in any such committee.

2.12        ACTION IN LIEU OF MEETING

            Any action required or permitted to be taken by the Board or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto shall be filed with the minutes of the proceedings of the Board or committee.

2.13        TELEPHONE PARTICIPATION

            One or more members of the Board or any committee thereof may participate in a meeting of the Board or committee by means of a telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

                                   ARTICLE III
                                    OFFICERS

3.1   ELECTION

            The Board of Directors at its first meeting after the annual meeting of shareholders, or as soon as practicable after the election of directors in each year, shall elect or appoint from their number a Chairman of the Board of Directors. The Board of Directors shall elect or appoint a President, a Secretary and a Treasurer, none of whom need be members of the Board, and may also elect or appoint one or more Vice Presidents and such other officers as they may deem proper setting forth the powers and duties of said officers in the resolution by which they are elected or appointed. Any two of the aforesaid offices, except those of President and Vice President, or President and Secretary, may be held by the same person.

3.2   TERM OF OFFICE

            Each officer shall hold office at the pleasure of the Board. The Board of Directors may remove any officer for cause or without cause. Any officer may resign his office at any time, such resignation to take effect upon receipt of written notice thereof by the Company unless otherwise specified in the resignation. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board.

3.3   THE CHAIRMAN OF THE BOARD

            The Chairman of the Board of Directors shall be the chief executive officer of the Company and shall have the general and active supervision and direction over the other officers, agents and employees and shall see that their duties are properly performed. He shall, if present, preside at each meeting of the shareholders and of the Board and shall be an ex officio member of all committees of the Board. He shall perform all duties incident to the office of Chairman of the Board and chief executive officer and such other duties as may from time to time be assigned to him by the Board or these By-Laws.

3.4   THE PRESIDENT

            The President shall be the chief operating officer of the Company and shall have general and active supervision and direction over the business and affairs of the Company and over its several officers, subject, however, to the control of the Board. In the case of the absence or inability to act of the Chairman of the Board, the President shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board. He shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board or these By-Laws.

3.5   VICE PRESIDENT

            Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board.

3.6   THE TREASURER

            The Treasurer shall

            (a) have charge and custody of, and be responsible for, all the funds and securities of the Company;

            (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Company;

            (c) cause all moneys and other valuables to be deposited to the credit of the Company in such depositories as may be designated by the Board;

            (d) receive, and give receipts for, moneys due and payable to the Company from any source whatsoever;

            (e) disburse the funds of the Company and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor; and

            (f) in general, have all the powers and perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board or the President.

3.7   THE SECRETARY

            The Secretary shall

            (a) keep or cause to be kept, in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the shareholders;

            (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

            (c) be custodian of the records and the seal of the Company and affix and attest the seal to all stock certificates of the Company (unless the seal of the Company on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Company under its seal;

            (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

            (e) in general, have all the powers and perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board or the President.

3.8   DUTIES OF OFFICERS MAY BE DELEGATED

            In the case of the absence of any officer, or for any other reason that the Board may deem sufficient, the Chairman of the Board, the President or the Board may delegate for the time being the powers or duties of such officer to any other officer or to any director.

                                   ARTICLE IV
                               STOCK CERTIFICATES

4.1   ISSUANCE OF STOCK CERTIFICATES

            The capital stock of the Company shall be represented by certificates signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or any Assistant Treasurer and sealed with the seal of the Company. Such seal may be a facsimile, engraved or printed and where any such certificate is signed by a transfer agent or transfer clerk and by a registrar, the signatures of any officers appearing thereon may be facsimiles, engraved or printed.

4.2   LOST STOCK CERTIFICATES

            The Board of Directors may issue or cause to be issued new or duplicate certificates for lost, stolen or destroyed stock certificates of the Company upon written notification of the facts of such loss, theft or destruction and subject, in the discretion of the Board of Directors, to the deposit of a bond or other indemnity by the shareholder seeking the new certificate in such form and with such sureties and in such sum as the Board may require.

4.3   TRANSFERS OF STOCK

            Transfers of stock shall be made only on the stock transfer books of the Company, and, except in the case of any such certificate which has been lost, stolen or destroyed, such transfer shall only be made upon surrender to the Company of a certificate for shares for cancellation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer. Upon the issue of a new certificate to the person entitled thereto, the Company shall cancel the old certificate and record the transaction upon its books.

4.4   REGULATIONS

            Except  to the  extent  that the  exercise  of such  power  shall be prohibited or circumscribed by these By-Laws, by the Certificate of Incorporation, or other certificate filed pursuant to law, or by statute, the Board of Directors shall have power to make such rules and regulations concerning the issuance, registration, transfer and cancellation of stock certificates as it shall deem appropriate.

                                    ARTICLE V
                                      SEAL

            The seal of the Company shall be circular in form, shall bear the name of the Company and shall contain in the center the year in which the Company was incorporated and the words "Corporate Seal", "New York".

                                   ARTICLE VI
                                   FISCAL YEAR

            The fiscal year of the Company shall end on such date and shall consist of such accounting periods as may be fixed by the Board.

                                   ARTICLE VII
                                VOTING SECURITIES

            Unless otherwise directed by the Board, the Chairman of the Board, or, in the case of his absence or inability to act, the President, or, in the case of the President's absence or inability to act, the Vice Presidents, in order of their seniority, shall have full power and authority on behalf of the Company to attend and to act and to vote, or to execute in the name or on behalf of the Company a proxy authorizing an agent or attorney-in-fact for the Company to attend and vote at any meetings of security holders of corporations in which the Company may hold securities, and at such meetings he or his duly authorized agent or attorney-in-fact shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have possessed and exercised if present. The Board by resolution from time to time may confer like power upon any other person or persons.

                                  ARTICLE VIII
                                BOOKS AND RECORDS

            The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of the shareholders, the Board of Directors, and any committee which the directors may appoint, and shall keep at the office of the Company in the State of New York or at the office of the transfer agent or registrar, if any, in said State, a record containing the names and addresses of all shareholders, the number of shares held by each, and the dates when they respectively became the owners of record thereof. Any of the foregoing books, minutes, or records may be in written form or in any other form capable of being converted into written form within a reasonable time.

                                   ARTICLE IX
              INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

9.1   GENERAL

            The Company shall indemnify any officer or director of the Company made, or threatened to be made, a party to an action or proceeding, whether civil, criminal, administrative or investigative and including an action by or in the right of the Company or by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company served in any capacity at the request of the Company (any such action or proceeding being hereinafter referred to as an "Action"), by reason of the fact that he, his testator or intestate was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees incurred as a result of such Action, or any appeal therein, provided that no indemnification shall be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to such director or officer establishes that (i) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled. The Company may indemnify and advance expenses to any other person to whom the Company is permitted to provide indemnification or the advancement of expenses to the fullest extent permitted by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Business Corporation Law or other law, or other rights create by an agreement approved by the Board, or resolution of shareholders or the Board, and the adoption of any such resolution or the entering into of any such agreement approved by the Board is hereby authorized.

9.2   EXPENSE ADVANCES

            The Company shall, from time to time, advance to any director or officer of the Company expenses (including attorneys' fees) incurred in defending any Action in advance of the final disposition of such Action; provided that no such advancement shall be made until receipt of any undertaking by or on behalf of such director or officer to repay such amount as and to the extent required by law.

9.3   PROCEDURE FOR INDEMNIFICATION

            Indemnification and advancement of expenses under this Article IX shall be made promptly and, in any event, no later than thirty (30) days in the case of indemnification and fifteen (15) days in the case of expense advancement following the request of the person entitled to such indemnification or advancement of expenses hereunder, as the case may be. The Board shall promptly (but, in any event, within such thirty (30) or fifteen (15) day period, as the case may be) take all such actions (including, without limitation, any authorizations and findings required by law) as may be necessary to indemnify, and advance expenses to, each person entitled thereto pursuant to this Article
IX. If the Board is or may be disqualified by law from granting any authorization, making any finding or taking any other action necessary or appropriate for such indemnification or advancement, then the Board shall use its best efforts to cause appropriate person(s) to promptly so authorize, find or act.

9.4   INSURANCE

            The Company shall be permitted to purchase and maintain insurance for its own indemnification and that of its directors and officers and any other proper persons to the maximum extent permitted by law.

9.5   NON-EXCLUSIVITY

            Nothing contained in this Article IX shall limit the right to indemnification and advancement of expenses to which any person would be entitled by law in the absence of this Article IX, or shall be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may have or hereafter be entitled under any law, provision of the Certificate of Incorporation, By-Law, agreement approved by the Board, or resolution of shareholders or directors; and the adoption of any such resolution or entering into of any such agreement approved by the Board is hereby authorized.

9.6   CONTINUITY OF RIGHTS

            The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall (i) continue as to a person who has ceased to serve in a capacity which would entitle such person to indemnification or advancement of expenses pursuant to this Article IX with respect to acts or omissions occurring prior to such cessation, (ii) inure to the benefit of the heirs, executors and administrators of a person entitled to the benefits of this
Article IX, (iii) apply with respect to acts or omissions occurring prior to the adoption of this Article IX to the fullest extent permitted by law and (iv) survive the full or partial repeal or restrictive amendment hereof with respect to events occurring prior thereto.

9.7   ENFORCEMENT

            The right to indemnification and advancement of expenses provided by this Article IX shall be enforceable by any person entitled to indemnification or advancement of expenses hereunder in any court of competent jurisdiction. In such an enforcement action, the burden shall be on the Company to prove that the indemnification and advancement of expenses being sought are not appropriate. Neither the failure of the Company to determine whether indemnification or the advancement of expenses is proper in the circumstances nor an actual determination by the Company thereon adverse to the person seeking such indemnification or advancement shall constitute a defense to the action or create a presumption that such person is not so entitled. Without limiting the scope of Section 9.1, (a) a person who has been successful on the merits or otherwise in the defense of an Action shall be entitled to indemnification as authorized in

Section 9.1 and (b) the termination of any Action by judgment, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that such person has not met the standard of conduct set forth in Section 9.1. Such person's reasonable expenses incurred in connection with successfully establishing such person's right to indemnification or advancement or expenses, in whole or in part, in any such proceeding shall also be indemnified by the Company.

9.8   SEVERABILITY

            If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company nevertheless shall indemnify and advance expenses to each person otherwise entitled thereto to the fullest extent permitted by any applicable portion of this Article IX that shall not have been invalidated.

                                    ARTICLE X
                                    AMENDMENT


            Except as otherwise provided in the Company's Certificate of Incorporation, these By-Laws, other than Sections 2.2 and 2.10 hereof, may be amended or repealed by the affirmative vote of the holders of a majority of the votes cast in favor of or against such action at a meeting of shareholders by the holders of shares entitled to vote thereon. The shareholder vote required to amend or repeal Sections 2.2 and 2.10 of these By-Laws, or to adopt any provision inconsistent with such sections, shall be 66 2/3% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

            Except as otherwise provided in the Company's Certificate of Incorporation, the Board of Directors, at any regular or special meeting, by a majority vote of the whole Board, may amend, alter, change, add to or repeal these By-Laws, provided that if any By-Law regulating an impending election of directors is adopted or amended or repealed by the Board, there shall be set forth in the notice of the next shareholders meeting for the election of directors, the By-Laws so adopted or amended or repealed, together with a concise statement of the changes made.

                                                                         ANNEX A
                                                                         -------

                             1994 STOCK OPTION PLAN

                                       of

                       MOTORCAR PARTS & ACCESSORIES, INC.

                          (AS AMENDED ON JUNE 1, 1998)



            1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including officers and directors who are key employees), Outside Directors (as defined in Paragraph 19) and consultants of Motorcar Parts & Accessories, Inc., a New York corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

            2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 960,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

            3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of Directors (the "Com mittee") consisting of not less than two Directors (or such greater number as required by law), each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

            Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Employee Options (as defined in Paragraph 19) and Consultant Options (as defined in Paragraph 19): to determine the key employees and consultants who shall receive options; the times when they shall receive options; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 11), including without limitations, contingencies relating to entering into a covenant not to compete with the Company and its Parent and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; and, with respect to Employee Options, Consultant Options and Director Options (as defined in Paragraph 19): to construe the respective Contracts and the Plan; to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

            4. ELIGIBILITY; GRANTS. The Committee may, consistent with the purposes of the Plan, grant Employee Options from time to time, to key employees (including officers and directors who are key employees) and Consultant Options to consultants of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to options that may be granted to any employee in any fiscal year of the Company under the Plan (the "162(m) Maximum") may not exceed 100,000; and FURTHER, PROVIDED, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

            Beginning on April 30, 1995 and on each April 30 thereafter during the term of the Plan, each person who is an Outside Director on the immediately preceding March 31 shall be granted an option to purchase 125 shares of Common Stock for each month or portion thereof during the 12-month period ended on such March 31 that such person served as an Outside Director. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Director Options to each such Outside Director in any year, the number of shares subject to the Director Options for such year shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of Directors to receive Director Options or the amount, the price or the timing with respect thereto.

            5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Director Option shall be equal to the fair market value of the Common Stock subject to the option on the date of grant.

            The fair market value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service, National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

            6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Each Director Option shall be exercisable for a term of 10 years commencing on the date of grant.

            7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 2727 Maricopa Street, Torrance, California, Attn: Chairman of the Board), stating which ISO or NQSO is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the Contract at the time of grant so permits, with the authorization of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock.

            The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

            8. TERMINATION OF RELATIONSHIP. Any holder of an Employee Option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said option shall terminate immediately. Employee Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

            For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. In addition, for purposes of the Plan, an optionee's employment with a Subsidiary or Parent of the Company shall be deemed to have terminated on the date such corporation ceases to be a Subsidiary or Parent of the Company.

            The termination of an optionee's relationship as a consultant of the Company or of a Subsidiary of the Company shall not affect the option except as may otherwise be provided in the Contract. A Director Option may be exercised at any time during its 10 year term. The Director Option shall not be affected by the holder ceasing to be a director of the Company or becoming an employee or consultant of the Company or any of its subsidiaries.

            Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ or as a consultant or director of the Company, its Parent or any of its Subsidiaries, or interfere in any way with the right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

            9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, an Employee Option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

            Any optionee whose employment has terminated by reason of Disability may exercise his Employee Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            The death or Disability of an optionee to whom a Consultant Option has been granted under the Plan shall not affect the option, except as may otherwise be provided in the Contract. The term of a Director Option shall not be affected by the death or Disability of the optionee. In such case, the option may be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to the optionee's rights under such option.

            10. COMPLIANCE WITH SECURITIES LAW. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

            The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (a) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

            In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issuance of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

            12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Not withstanding any other provisions of the Plan, in the event of any change in the outstanding
Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, spin-off, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, the number and kind of shares subject to future grants of Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

            In the event of (a) the  liquidation  or dissolution of the Company,
(b) a  merger  or  consolidation  in  which  the  Company  is not the  surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

            13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on January 28, 1994 and amended by the Board of Directors on July 26, 1994, April 18, 1996, October 4, 1996 and June 1, 1998. No option may be granted under the Plan after January 27, 2004. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISO granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act, Section 162(m) of the Code and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits to participants under the Plan or
(c) change the eligibility requirements for individuals entitled to receive options hereunder. Notwithstanding the foregoing, the provisions regarding the selection of Directors for participation in, and the amount, the price or the timing of, Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

            14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

            15. WITHHOLDING TAXES. The Company may withhold cash and/or, with the authorization of the Committee, shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

            16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

            The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

            17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors may determine.

            18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CER TAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

            19.   DEFINITIONS.

                  (a) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                  (b) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                  (c) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                  (d) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  (e) Outside Director. The term "Outside Director" shall mean an individual who, on the date of grant of a NQSO hereunder, is a director of the Company but is not a common law employee of the Company or of any of its Subsidiaries or its Parent.

                  (f) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, on the date of grant, is a key employee of the Company or a Subsidiary of the Company.

                  (g) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, on the date of grant, is a consultant to the Company or a Subsidiary of the Company and who is not an employee of the Company or any of its Subsidiaries on such date.

                  (h) Director Option. The term "Director Option" shall mean a NQSO granted pursuant to the Plan to a director of the Company who, on the date of grant, is not an employee of the Company or a Subsidiary of the Company.

            20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York.

            21. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

            22. SHAREHOLDER APPROVAL. The June 1, 1998 amendment to the Plan shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company's shareholders by the holders of shares entitled to vote thereon. No options granted pursuant to the amendment may be exercised prior to such approval, provided that the date of grant of any options granted thereunder shall be determined as if the amendment to the Plan had not been subject to such approval. Notwithstanding the foregoing, if the amendment to the Plan is not approved by a vote of the shareholders of the Company on or before May 31, 1999, the amendment and any options granted thereunder shall terminate, but the Plan as in effect prior to the amendment and all options granted thereunder shall remain in full force and effect.